Exhibit 99.3

Earnings Presentation Q4 - 2016 Contact : (email) Steve.Fowle@SeacoastBank.com (phone) 772.463.8977 (web) www.Sea coa stBanking.com

This presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 , including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts . Actual results may differ from those set forth in the forward - looking statements . Forward - looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward - looking statements . You should not expect us to update any forward - looking statements . You can identify these forward - looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future . These forward - looking statements may not be realized due to a variety of factors, including, without limitation : the effects of future economic and market conditions, including seasonality ; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes ; changes in accounting policies, rules and practices ; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities ; interest rate risks, sensitivities and the shape of the yield curve ; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet ; and the failure of assumptions underlying the establishment of reserves for possible loan losses . The risks of mergers and acquisitions, include, without limitation : unexpected transaction costs, including the costs of integrating operations ; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time - consuming or costly than expected ; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected ; the risk of deposit and customer attrition ; any changes in deposit mix ; unexpected operating and other costs, which may differ or change from expectations ; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees ; increased competitive pressures and solicitations of customers by competitors ; as well as the difficulties and risks inherent with entering new markets . All written or oral forward - looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10 - K for the year ended December 31 , 2015 under “Special Cautionary Notice Regarding Forward - Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings . Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http : //www . sec . gov . 2 Cautionary Notice Regarding Forward - Looking Statements

Agenda Investment Thesis Successfully Executing a Differentiated Strategy to Deliver Balanced Growth 3 x Reaping benefits of strategic investments in organic growth and digital transformation x Track record of completing val ue - creating acquisitions in growing markets x Robust risk management and controls help ensure consistent , sustainable results x Action - oriented management team, engaged and experienced board that is committed to building shareholder value x Well - positioned to benefit from strong Florida economy Achieved 2016 target adjusted diluted EPS (1) of $ 1.00 1 Non - GAAP measure (See News Release tables within this 8 - K )

4 Financial Highlights Growth Highlights Q4 2016 Financial and Growth Highlights • Year over year revenues grew 28%, driven by growth in both net interest income and fee income. • Loan production continued to increase in the fourth quarter with another record in all business units. • Loans grew $ 723 million or 34% from one year ago. Adjusting for acquisitions, loan growth was $383 million or 18%. Compared to the prior quarter, loans increased at a 16% annualized growth rate, adding $110 million sequentially. • Debit card spend from our customer base reached another new high in the fourth quarter 2016, up 2.9% over third quarter 2016 and up 16.9% over fourth quarter 2015. • Net interest income increased $8.3 million or 29% year over year. • Adjusted fully diluted earnings per share 1 rose to $ 0.30, an increase of 58% year - over - year and 7% from the third quarter 2016. • Adjusted return on assets 1 was 0.99%, a 4 basis point improvement over third quarter 2016 and 24 basis point improvement over 2015. • Adjusted return on tangible common equity 1 reached 13.1% during the fourth quarter, an increase of 47% year over year. • Adjusted efficiency ratio of 60.8%, down from 69.1% in the fourth quarter 2015 and from 63.1% in the third quarter 2016. 1 Non - GAAP measure (See News Release tables within this 8 - K)

8.9% 13.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 4Q 15 4Q 16 69.1% 60.8% 60.0% 62.0% 64.0% 66.0% 68.0% 70.0% 4Q 15 4Q 16 0.75% 0.99% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 4Q 15 4Q 16 Fourth Quarter 2016 Results Demonstrate the Effectiveness of Seacoast’s Balanced Growth Strategy 5 1 Non - GAAP measure (See News Release tables within this 8 - K) We continue to see steady progress in our performance metrics while transforming our model. ROA – Adjusted 1 Efficiency Ratio – Adjusted 1 ROTCE – Adjusted 1 Performance Metrics 24 BPS Improvement 830 BPS Improvement 420 BPS Improvement

Net Interest Income and Margin 6 $29,216 $30,349 $34,801 $37,735 $37,628 3.67% 3.68% 3.63% 3.69% 3.56% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Net Interest Income and Net Interest Margin* ($ in thousands) • Net interest margin for the quarter decreased 11 basis points year over year to 3.56%, versus 3.67% in Q4 2015. • Net interest income for the quarter totaled $ 37.6 million , up $8.4 million or a 29% increase from the prior year. *Calculated on a fully taxable equivalent basis using amortized cost.

Adjusted Noninterest Income 7 $2,229 $2,129 $2,230 $2,698 $2,612 $1,989 $2,217 $2,370 $2,306 $2,334 $1,302 $1,437 $1,308 $1,283 $1,449 $955 $999 $1,364 $1,885 $1,616 $911 $1,007 $1,460 $1,210 $1,300 $377 $379 $382 $611 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 BOLI Other Income Mortgage Banking Fees Wealth Management Fees Interchange Income Service Charges Noninterest Income (in thousands)* $7,782 *Noninterest income before securities gains: Q4 - 15, $416,000 gain on bargain purchase excluded, and Q1 - 16 $464,000 in BOLI unant icipated income excluded, $89,000 securities gains excluded, Q2 - 16 excluded $47,000 securities gains, Q3 - 16 excluded $225,000 securities gains, and Q4 - 16 excluded securities gains $7,000. • Adjusted noninterest income totaled $9.9 million for the fourth quarter , an increase of approximately $2.1 million or 27% from the fourth quarter 2015. • Strong increases in mortgage banking revenue, deposit service charges, and interchange income, up from the prior year 69%, 17%, and 17% respectively, reflect intentional customer analytics - driven product and service delivery combined with strong organic and acquisition - related household growth. $8,166 $9,111 $9,764 $9,922 $396

Adjusted Noninterest Expense 8 $13,126 $14,526 $15,245 $15,828 $14,799 $2,457 $2,488 $2,698 $3,223 $3,030 $3,678 $3,746 $4,184 $4,418 $4,463 $6,630 $6,546 $6,871 $7,373 $7,281 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Other Occupancy / Telephone Data Processing Cost Salaries and Benefits Adjusted Noninterest Expense (1) (in thousands) $29,573 $25,891 $27,306 $28,998 (1) Non - GAAP measure (See News Release tables within this 8 - K) $30,842 The fourth quarter realized the full benefit of cost savings executed as part of integrating both Floridian and BMO’s operations in Orlando. Year over year, growth in expense reflects ongoing costs from both acquisitions and investments to drive growth.

Efficiency Ratio 9 81.90% 84.30% 89.40% 82.80% 104.50% 68.30% 68.60% 76.3% 72.6% 81.7% 78.0% 68.6% 62.4% 40% 50% 60% 70% 80% 90% 100% 110% Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 GAAP - Efficiency • GAAP efficiency improved by 6.2% from Q3 to Q4 while adjusted efficiency improved 2.3% over the same period. 82.60% 83.30% 82.00% 79.60% 74.80% 67.50% 67.50% 68.2% 69.1% 69.6% 64.8% 63.1% 60.8% 40% 50% 60% 70% 80% 90% 100% 110% Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Adjusted - Efficiency 1 1 Non - GAAP measure (See News Release tables within this 8 - K)

Loan Growth Momentum Continues 10 $2,156 $2,455 $2,616 $2,769 $2,879 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 $2,800 $3,000 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Total Loans Outstanding (in millions) Loans grew $723 million or 34% from year - ago levels. Adjusting for acquisitions, loans grew $ 383 million or 18%. Compared to the prior quarter, loans increased $110 million at a 16% annualized growth rate. $19mm of Q4 2016 loan growth related to purchased loans

Deposit Balances Extend Growth Trends 11 Total deposits increased 24% from one year ago to $3.52 billion. Transaction accounts represent 57% of total deposits, and have increased 27% year over year. $1,589 $1,805 $1,923 $1,945 $2,022 $961 $1,055 $1,192 $1,200 $1,149 $294 $362 $386 $365 $352 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Transaction Accounts Savings and Money Market Time Deposits Deposit Balances (in millions) $3,523 $2,844 $3,222 $3,501 57% $3,510

Credit Quality 12 Net Charge - offs Nonperforming Loans ALLL Thousands $12,758 $11,881 $10,919 $10,561 $11,023 $4,628 $3,707 $4,360 $7,876 $7,048 0.81% 0.63% 0.58% 0.66% 0.63% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 NPL - nonacquired NPL - acquired Total NPL Ratio $19,128 $19,724 $20,725 $22,684 $23,400 1.03% 1.04% 1.01% 1.00% 0.96% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 ALLL ALLL Ratio - Non Acquired $369 $199 $662 $550 $1,000 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Provision Loan Loss Provision $569 $(397) $(339) $(1,409) $283 0.11% - 0.07% - 0.05% - 0.21% 0.04% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Net Charge - offs NCO NCO / Loans

Capital Position 13 Tangible Book Value / Book Value Per Share 56% YoY Improvement $9.31 $9.17 $9.08 $9.35 $9.37 $10.29 $10.91 $11.20 $11.45 $11.45 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Tangible Book Value Per Share Book Value Per Share 9.3% 9.4% 8.4% 8.0% 7.7% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Tangible Common Equity / Total Assets 16.0% 14.6% 13.5% 13.4% 13.3% 15.2% 13.9% 12.8% 12.6% 12.6% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Total Risk Based Capital Tier 1 Ratio Total Risk Based and Tier 1 Capital

Contact Details : Seacoast Banking Corporation of Florida [ NASDAQ: SBCF] 14 Steve Fowle, CFO (email) Steve.Fowle@SeacoastBank.com (phone) 772.463.8977 Investor Relations www.SeacoastBanking.com